                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            WRL SERIES FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------
     /X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                             WRL SERIES FUND, INC.
                           EMERGING GROWTH PORTFOLIO

                              201 HIGHLAND AVENUE
                              LARGO, FLORIDA 33770

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1996

TO THE SHAREHOLDERS:

  A special meeting of the shareholders of the Emerging Growth Portfolio ("Portfolio") of the WRL Series Fund, Inc. (the "Fund"), will be held on Tuesday, October 29, 1996, at 10:00 a.m., at 201 Highland Avenue, Largo, Florida 33770, or any adjournment thereof, for the following purposes:

    (1) To approve a new Sub-Advisory Agreement between Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and Van Kampen American Capital Asset Management, Inc. (the "Sub-Adviser") with respect to the Emerging Growth Portfolio of the Fund, the material terms of which are substantially identical as those of the existing Sub-Advisory Agreement between Western Reserve and the Sub-Adviser; and

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournments thereof if you owned Portfolio shares at the close of business on September 9, 1996. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

                                    By Order of the Board of Directors

                                    Thomas E. Pierpan, Assistant Secretary

September 19, 1996

                             WRL SERIES FUND, INC.
                           EMERGING GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE
                              LARGO, FLORIDA 33770

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON

                                OCTOBER 29, 1996

  This is a proxy statement for the Emerging Growth Portfolio ("Portfolio") of the WRL Series Fund, Inc. (the "Fund"), a series mutual fund consisting of several series or separate investment portfolios. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Fund, on behalf of the Portfolio, to be used at the Fund's special meeting of shareholders of the Portfolio ("Meeting"). The Meeting will be held on Tuesday, October 29, 1996, at 10:00 a.m. Eastern Time, at 201 Highland Avenue, Largo, Florida 33770, for the purposes set forth in the notice of the Meeting.

  The primary purpose of the Meeting is to permit the Portfolio's shareholders to consider a Proposed Sub-Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of June 21, 1996 (the "Merger Agreement"), among Morgan Stanley Group Inc. ("Morgan Stanley"), MSAM Holdings II, Inc., MSAM Acquisition Inc. and VK/AC Holding, Inc. ("VKAC Holding"), the indirect parent corporation of the Sub-Adviser (the "Acquisition"). Pursuant to the Merger Agreement, the Sub-Adviser will become an indirect subsidiary of Morgan Stanley. The shareholder vote on the Proposed Sub-Advisory Agreement is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of Morgan Stanley's contemplated acquisition of the Sub-Adviser. The Portfolio's Proposed Sub-Advisory Agreement is substantially identical to the Portfolio's Current Sub-Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination.


  Western Reserve, and AUSA Life Insurance Company ("AUSA Life"), an affiliate of Western Reserve, are both wholly-owned subsidiaries of First AUSA Life Insurance Company ("First AUSA"). Western Reserve or AUSA Life, as the case may be, will vote in accordance with the directions as indicated on your enclosed voting instruction form provided it is received properly executed. If you properly execute your voting instruction form and give no voting instruction, your shares will be voted FOR all the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Policyowners (defined below) abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction form, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

  A majority of the shares of stock outstanding on September 9, 1996, represented in person or by proxy, of the Fund must be present for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


  Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, September 9, 1996, the Fund had outstanding 21,514,918.697 shares of the Portfolio (representing a cash value of $399,220,210.62), all of which are owned of record by the WRL Series Life Account or the WRL Series Annuity Account of Western Reserve, by Western Reserve directly, or by Pooled Account No. 27 of AUSA Life (together, the "Accounts"). Western Reserve or AUSA Life, respectively, will vote shares held in those Accounts at the Meeting in accordance with the instructions received from the holders of individual variable life insurance policies, individual variable annuity contracts and group annuities (collectively, "Policies" owned by the "Policyowners") whose benefits thereunder are funded through those Accounts.


                POLICYOWNERS' RIGHT TO INSTRUCT WESTERN RESERVE


  The Fund has agreed to solicit voting instructions from the Policyowners, upon which instructions Western Reserve or AUSA Life, respectively, will vote the shares of the Portfolio at the Meeting on October 29, 1996, and any adjournment thereof. The Fund will mail to each Policyowner of record as of September 9, 1996 a copy of this proxy statement. The number of Fund shares in the Portfolio for which a Policyowner may give instructions is determined as follows: the number of Portfolio shares (and corresponding votes) allotted to each Policy will be calculated by dividing the amount of the Policy's cash value (the contract value, in the case of a variable annuity or group annuity contract), attributable to the Portfolio by $100. Fractional shares will be counted. Based upon the cash value attributable to the Portfolio as of September 9, 1996, Policyowners are entitled to an aggregate of 3,992,202.1062 votes with respect to the Portfolio.


  All shares for which Western Reserve and AUSA Life receive properly executed instructions which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with such instructions. Western Reserve and AUSA Life will vote the shares of the Portfolio for which no timely instructions are received, and any shares owned exclusively by Western Reserve, in proportion to the voting instructions which are received with respect to all Policies participating in the Fund. Abstentions will be applied on a pro rata basis to reduce the votes eligible to be cast.

  To the knowledge of the Fund, no person has the right to instruct Western Reserve or AUSA Life with respect to 5% or more of the shares of the Portfolio. However, the proportionate voting policy will result in certain Policyowners' instructions affecting the vote of 5% or more of total outstanding shares. These particular Policyowners and the percentage of votes which their instruction may affect will depend upon which Policyowners provide instructions and which Policyowners do not.


- ------------------------------------------------------------------------------

PROPOSAL NO. 1: TO APPROVE THE PROPOSED SUB-ADVISORY
                AGREEMENT BETWEEN WESTERN RESERVE AND THE SUB-ADVISER
- ------------------------------------------------------------------------------

  Prior to and at a meeting on September 9, 1996, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act ("independent directors"), reviewed and, at the Board meeting, unanimously approved the terms of the Proposed Sub-Advisory Agreement and authorized its submission to the Policyowners of the Portfolio for their approval. The Proposed Sub-Advisory Agreement appears as Exhibit A to this proxy statement.

BACKGROUND

  Van Kampen American Capital Asset Management, Inc. is the sub-adviser for the Portfolio. The Sub-Adviser has acted as sub-adviser for the Portfolio since commencement of its investment operations.

  The Sub-Adviser currently is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VKAC Holding, which in turn is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, approximately 6% of the common stock of VKAC Holding and have the right to acquire, upon the exercise of options (whether or not vested), approximately an additional 12% of the common stock of VKAC Holding. Currently, and after giving effect to the exercise of such options, no officer or trustee of the Van Kampen American Capital Funds owns or would own 5% of more of the common stock of VKAC Holding. The addresses of VKAC Holding, VKAC and the Sub-Adviser are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

  Prior to December, 1994, the Sub-Adviser provided investment advisory services under the name "American Capital Asset Management, Inc."

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. Morgan Stanley Asset Management Inc. ("MSAM") also is a wholly-owned subsidiary of Morgan Stanley. As of June 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

THE ACQUISITION

  Pursuant to the Merger Agreement, MSAM Acquisition Inc. will be merged with and into VKAC Holding and VKAC Holding will be the surviving corporation (the "Acquisition"). Following the Acquisition, VKAC Holding and the Sub-Adviser will be indirect subsidiaries of Morgan Stanley.


  The Sub-Adviser anticipates that the consummation of the Acquisition will occur by the end of November 1996, provided that a number of conditions set forth in the Merger Agreement are met or waived. The conditions require, among other things, that as of the closing the shareholders of certain investment companies (including the Portfolio) and investors in certain accounts advised by the Sub-Adviser or its affiliates, which investment companies and accounts have aggregate assets in excess of a specified minimum amount, have approved new investment advisory agreements or consented to the assignment of existing investment advisory agreements. At the closing, MSAM Acquisition Inc. will pay approximately $740 million (based on VKAC's long-term debt outstanding as of July 31, 1996) in cash to the stockholders of VKAC Holding (excluding certain management stockholders), and to persons owning options to purchase stock of VKAC Holding, subject to certain purchase price adjustments set forth in the Merger Agreement. As of July 31, 1996, VKAC had long-term debt outstanding of approximately $410 million. To the extent that pre-tax income of VKAC prior to the closing of the Acquisition permits the repayment of its long-term debt, the purchase price for the equity interests in VKAC Holding will be increased by the amount of long-term debt repaid. The purchase price also is subject to certain adjustments based, among other things, on assets under management of VKAC and its subsidiaries at the time of closing. The Sub-Adviser also contemplates that, as part of the Acquisition, certain officers and directors of VKAC Holding and its affiliates will contribute to MSAM Holdings II, Inc. their existing shares of common stock of VKAC Holding in exchange for approximately $25 million of shares of preferred stock of MSAM Holdings II, Inc. which, in turn, will be exchangeable into common stock, par value $1.00 per share, of Morgan Stanley at specified times over a four year period. Such shares of preferred stock will represent, in the aggregate, 5% of the combined voting power in MSAM Holdings II, Inc., the remainder of which will be indirectly owned by Morgan Stanley.

  VKAC Holding will engage in certain preparatory transactions prior to the Acquisition, including the distribution to stockholders of VKAC Holding of (i) all of VKAC Holding's investment in McCarthy, Crisanti & Maffei, Inc., a wholly-owned subsidiary engaged in the business of distributing research and financial information, (ii) all of VKAC Holding's investment in Hansberger Global Investors, Inc. a company in which VKAC Holding made a minority investment in May 1996, and (iii) certain related cash amounts.

  There is no financing condition to the closing of the Acquisition. VKAC has been advised by Morgan Stanley that as of August 30, 1996, no determination has been made whether any additional indebtedness will be incurred by Morgan Stanley and its affiliates or VKAC and its affiliates in connection with the Acquisition. In addition, the disposition of VKAC's outstanding long-term indebtedness (including its bank loans and senior notes) in connection with the Acquisition has not yet been determined.

  The operating revenue of VKAC and its subsidiaries for the fiscal year ended December 31, 1995, less expenses for the same period, was more than adequate to service VKAC's outstanding debt. VKAC prepaid $80 million of its long-term debt in 1995, and has continued to make debt prepayments during 1996. VKAC Holding and VKAC believe, based on the earnings experience of VKAC and its subsidiaries, that after the Acquisition the operating revenue of VKAC and its subsidiaries should be more than sufficient to service their debt and that VKAC and its subsidiaries should be able to conduct their respective operations as now conducted and as proposed to be conducted.

  The Merger Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Sub-Adviser relating to the Portfolio, the personnel managing the Portfolio or other services or business activities of the Portfolio. The Acquisition is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Sub-Adviser, or in the manner in which the Sub-Adviser renders services to the Portfolio. Morgan Stanley has agreed in the Merger Agreement that, for a period of two years from the date of the Acquisition, it will cause the Sub-Adviser to provide compensation and employee benefits which are substantially comparable in the aggregate to those presently provided. The Sub-Adviser does not anticipate that the Acquisition or any ancillary transactions will cause a reduction in the quality of services now provided to the Portfolio, or have any adverse effect on the Sub-Adviser's ability to fulfill their respective obligations under the Proposed Sub-Advisory Agreement or to operate its business in a manner consistent with past business practices.

  Certain officers of the Sub-Adviser previously entered into employment agreements with VKAC Holding, which expire from between 1997 and 2000. Certain officers of the Sub-Adviser also previously entered into retention agreements with VKAC Holding, which will remain in place for two years following the consummation of the Acquisition. The Merger Agreement contemplates that Morgan Stanley will, and will cause VKAC Holding to, honor such employment and retention agreements. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Sub-Adviser (and thus to the Portfolio) for a remaining term of two to four years. As described above, certain officers and employees of VKAC and the Sub-Adviser are expected to contribute their existing shares of common stock of VKAC Holding to MSAM Holdings II, Inc. in exchange for approximately $25 million of preferred stock in MSAM Holdings II, Inc. which, in turn, will be exchangeable into common stock, par value $1.00 per share, of Morgan Stanley at specified times over a four year period. Such shares of preferred stock will represent, in the aggregate, 5% of the combined voting power in MSAM Holdings II, Inc.

THE CURRENT ADVISORY AGREEMENTS

  Consummation of the Acquisition may constitute an assignment of the Current Sub-Advisory Agreement. As required by the 1940 Act, the Current Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. See "Current Sub-Advisory Agreement" below.

  In anticipation of the Acquisition and in order for the Sub-Adviser to continue to serve as investment sub-adviser to the Portfolio after consummation of the Acquisition, the Proposed Sub-Advisory Agreement must be approved (i) by a majority of the Directors of the Fund who are not parties to the Proposed Sub-Advisory

Agreement or interested persons of any such party ("Disinterested Directors") and (ii) by the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Portfolio of the Fund. See "Proposed Sub-Advisory Agreement" below.

  CURRENT INVESTMENT ADVISORY AGREEMENT. Western Reserve, a life insurance company located at 201 Highland Avenue, Largo, Florida 33770, serves as the Portfolio's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

  Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio.

  The Investment Adviser is responsible for providing investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Investment Adviser connected with investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of Western Reserve or any of its subsidiaries. The Portfolio pays all other expenses incurred in its operation, including general administrative expenses. Accounting services are provided for the Portfolio by the Investment Adviser. Pursuant to an expense limitation voluntarily adopted by Western Reserve, Western Reserve has undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolio to the extent normal operating expense (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 1.00% of the Portfolio's average daily net assets.

  The Acquisition will have no effect on the Current Investment Advisory Agreement between Western Reserve, which is not affiliated with any of the parties to the Acquisition, and the Fund. Western Reserve will continue to serve as Investment Adviser to the Portfolio pursuant to the Current Investment Advisory Agreement.

  CURRENT SUB-ADVISORY AGREEMENT. Pursuant to the Current Sub-Advisory Agreement for the Portfolio, which is dated December 20, 1994, the Fund's Investment Adviser, Western Reserve, contracts with the Sub-Adviser for sub-advisory services. The Current Sub-Advisory Agreement for the Portfolio was initially approved by the Fund's Directors on September 19, 1994 and was most recently approved by the Fund's Directors at a meeting held for such purpose by the

Board of Directors, including a majority of the independent directors of the Fund, on March 18, 1996. The Sub-Advisory Agreement was last submitted to shareholders for approval in December, 1994, at which time, it was contemplated that the then parent company of the Sub-Adviser, American Capital Management & Research, Inc. would be acquired by The Van Kampen Merritt Companies, Inc. A new sub-advisory agreement to reflect this previous change of control in the sub-adviser was approved by shareholders at a shareholder meeting called for that purpose on December 12, 1994.

  Pursuant to the Current Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and the Sub-Adviser places orders to buy or sell securities on behalf of the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio.

  For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser in the amount of 50% of the investment management fees received by the Investment Adviser with respect to the Portfolio, less 50% of the amount of any excess expenses paid by the Investment Adviser on behalf of the Portfolio pursuant to the expense limitation described above.

  Under its terms, the Current Sub-Advisory Agreement for the Portfolio will continue in effect until April 22, 1997, and from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act). The Current Sub-Advisory Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Sub-Adviser, the Directors of the Fund or by shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in the 1940 Act), on 60 days' written notice to the Sub-Adviser or by the Sub-Adviser if it gives 60 days written notice to Western Reserve and the Fund. In addition, the Current Sub-Advisory Agreement terminates automatically upon its assignment, and upon termination of the Current Investment Advisory Agreement. The Current Sub-Advisory Agreement may be amended with respect to the Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act) and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

  The Sub-Adviser's principal executive officers and directors, together with their principal occupations, are listed below. The address of each of the following persons is noted below.

  DIRECTORS AND OFFICERS OF THE SUB-ADVISER. The following table sets forth certain information concerning the principal executive officers and directors of the Sub-Adviser. The address of each of the following persons is noted below.

      NAME AND ADDRESS                    PRINCIPAL OCCUPATION
- ---------------------------- ----------------------------------------------
Don G. Powell............... President, Chief Executive Officer and a
  2800 Post Oak Blvd.        Director of VKAC Holding and VKAC and
  Houston, TX 77056          Chairman, Chief Executive Officer and a
                             Director of Van Kampen American Capital
                             Distributors, Inc. ("Distributors"), the
                             Sub-Adviser, Van Kampen American Capital
                             Management, Inc., Van Kampen American Capital
                             Investment Advisory Corp. (the "VK Adviser"),
                             and Van Kampen American Capital Advisors, Inc.
                             Chairman, President and a Director of Van
                             Kampen American Capital Exchange Corporation,
                             American Capital Contractual Services, Inc.,
                             Van Kampen Merritt Equity Holdings Corp., and
                             American Capital Shareholders Corporation.
                             Chairman and a Director of ACCESS Investor
                             Services, Inc. ("ACCESS"), Van Kampen Merritt
                             Equity Advisors Corp., McCarthy, Crisanti &
                             Maffei, Inc., and Van Kampen American Capital
                             Trust Company, Chairman, President and a
                             Director of Van Kampen American Capital
                             Services, Inc. Director or Trustee of other
                             open-end investment companies and closed-end
                             investment companies advised by the
                             Sub-Adviser. Prior to July 1996, Chairman and
                             Director of VSM Inc. and VCJ Inc. Prior to
                             July 1996, President, Chief Executive Officer
                             and a Trustee/Director of certain open-end
                             investment companies and closed-end investment
                             companies advised by the Sub-Adviser and the
                             VK Adviser.

      NAME AND ADDRESS                    PRINCIPAL OCCUPATION
- ---------------------------- ----------------------------------------------
Dennis J. McDonnell......... President, Chief Operating Officer and a
  One Parkview Plaza         Director of the Sub-Adviser, the VK Adviser,
  Oakbrook Terrace, IL 60181 Van Kampen American Capital Advisors, Inc. and
                             Van Kampen American Capital Management, Inc.
                             Executive Vice President and a Director of
                             VKAC Holding and VKAC. President and Director
                             of Van Kampen Merritt Equity Advisors Corp.
                             Director of Van Kampen Merritt Equity Holdings
                             Corp. and McCarthy, Crisanti & Maffei, S.A.
                             Chief Executive Officer and Director of
                             McCarthy, Crisanti & Maffei, Inc. Chairman and
                             a Director of MCM Asia Pacific Company,
                             Limited. President and a Trustee/Director of
                             open-end investment companies and closed-end
                             investment companies advised by the
                             Sub-Adviser and the VK Adviser. Executive Vice
                             President of certain open-end investment
                             companies and closed-end investment companies
                             advised by the Sub-Adviser. Prior to July
                             1996, President, Chief Operating Officer and a
                             Director of VSM Inc. and VCJ Inc. Prior to
                             December 1991, Senior Vice President of Van
                             Kampen Merritt Inc.
Ronald A. Nyberg............ Executive Vice President, General Counsel and
  One Parkview Plaza         Secretary of VKAC Holding and VKAC. Executive
  Oakbrook Terrace, IL 60181 Vice President, General Counsel and a Director
                             of Distributors, the Sub-Adviser and the VK
                             Adviser, Van Kampen American Capital
                             Management, Inc., Van Kampen Merritt Equity
                             Advisors Corp., and Van Kampen Merritt Equity
                             Holdings Corp. Executive Vice President,
                             General Counsel and Assistant Secretary of Van
                             Kampen American Capital Advisors, Inc.,
                             American Capital Contractual Services, Inc.,
                             Van Kampen American Capital Exchange
                             Corporation, ACCESS, Van Kampen American
                             Capital Services, Inc. and American Capital
                             Shareholders Corporation. Executive Vice
                             President, General Counsel, Assistant
                             Secretary and Director of Van Kampen American
                             Capital Trust Company. General Counsel of
                             McCarthy, Crisanti & Maffei, Inc. Vice
                             President and Secretary of open-end investment
                             companies and closed-end companies advised by
                             the VK Adviser. Vice President of open-end
                             investment companies and closed-end investment
                             companies advised by the Sub-Adviser. Director
                             of ICI Mutual Insurance Co., a provider of
                             insurance to members of the Investment Company
                             Institute. Prior to July 1996, Executive Vice
                             President and General Counsel of VSM Inc., and
                             Executive Vice President, General Counsel and
                             Director of VCI.

      NAME AND ADDRESS                    PRINCIPAL OCCUPATION
- ---------------------------- ----------------------------------------------
William R. Rybak............ Executive Vice President and Chief Financial
  One Parkview Plaza         Officer of VKAC Holding and VKAC since
  Oakbrook Terrace, IL 60181 February 1993, and Treasurer of VKAC Holding
                             through December 1993. Executive Vice
                             President, Chief Financial Officer and a
                             Director of Distributors, the Sub-Adviser,
                             the VK Adviser and Van Kampen American Capital
                             Management, Inc. Executive Vice President,
                             Chief Financial Officer, Treasurer and
                             Director of Van Kampen Merritt Equity Advisors
                             Corp. Executive Vice President and Chief
                             Financial Officer of the Van Kampen American
                             Capital Advisors, Inc., Van Kampen American
                             Capital Exchange Corporation, Van Kampen
                             American Capital Trust Company, ACCESS and
                             American Capital Contractual Services, Inc.
                             Executive Vice President, Chief Financial
                             Officer and Treasurer of American Capital
                             Shareholders Corporation, Van Kampen American
                             Capital Services, Inc. and Van Kampen Merritt
                             Equity Holdings Corp. Chief Financial Officer
                             and Treasurer of McCarthy, Crisanti & Maffei,
                             Inc. Chairman of the Board of Hinsdale
                             Financial Corp., a savings and loan holding
                             company. Prior to July 1996, Executive Vice
                             President, Chief Financial Officer and a
                             Director of VCJ Inc., and Executive Vice
                             President and Chief Financial Officer of VSM
                             Inc.
Peter W. Hegel.............. Executive Vice President of the Sub-Adviser,
  One Parkview Plaza         the VK Adviser and Van Kampen American Capital
  Oakbrook Terrace, IL 60181 Advisors, Inc. Director of McCarthy, Crisanti
                             & Maffei, Inc. and Van Kampen American Capital
                             Management, Inc. Vice President of open-end
                             investment companies and certain closed-end
                             investment companies advised by the
                             Sub-Adviser and the VK Adviser. Prior to July
                             1996, Director of VSM Inc.
Robert C. Peck, Jr.......... Executive Vice President of the VK Adviser.
  2800 Post Oak Blvd.        Executive Vice President and Director of the
  Houston, TX 77056          Sub-Adviser. Vice President of certain
                             open-end investment companies and certain
                             closed-end investment companies advised by the
                             Sub-Adviser and the VK Adviser.
Alan T. Sachtleben.......... Executive Vice President of the VK Adviser.
  2800 Post Oak Blvd.        Executive Vice President and Director of the
  Houston, Texas 77056       Sub-Adviser. Vice President of certain
                             open-end investment companies and closed-end
                             investment companies advised by the
                             Sub-Adviser and the VK Adviser.

  Exhibit B indicates the size of each investment company having an investment objective similar to that of the Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.

  No Director of the Fund has owned any securities of or has had any other material interest in the Sub-Adviser or its respective affiliates since the beginning of the Fund's most recent fiscal year. In addition, except as described herein, no officer or director of the Fund has or had any material interest in any material transaction since the beginning of the Fund's last fiscal year to which the Sub-Adviser or any parent or subsidiary of the Sub-Adviser was or is to be a party. Except as described herein, neither the Sub-Adviser, nor any of its directors or officers, any director or officer of the Fund, nor any parent company of the Sub-Adviser, purchased or sold, nor became a party to any contract for the purchase or sale of, any securities (in an amount exceeding 1% of the outstanding securities of a class) of the Sub-Adviser, or its parents, subsequent to the beginning of the Fund's last fiscal year.

  During the last fiscal year Western Reserve paid the Sub-Adviser $919,287 for the Sub-Adviser's services under the Current Sub-Advisory Agreement.

PROPOSED SUB-ADVISORY AGREEMENT AND RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Proposed Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement except that (i) the effective date of the Proposed Sub-Advisory Agreement will be the later to occur of (a) obtaining shareholder approval or (b) the closing of the Acquisition; and (ii) the initial term of the Proposed Sub-Advisory Agreement has been reduced from two years to seventeen months. THE PROPOSED SUB-ADVISORY AGREEMENT DOES NOT CONTEMPLATE ANY CHANGES IN THE NATURE OF SERVICES PROVIDED BY THE SUB-ADVISER, OR THE COMPENSATION TO BE PAID BY WESTERN RESERVE TO THE SUB-ADVISER FOR ITS SERVICES. WESTERN RESERVE WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE PORTFOLIO PURSUANT TO THE CURRENT INVESTMENT ADVISORY AGREEMENT UNTIL SUCH TIME AS THAT AGREEMENT IS AMENDED OR TERMINATED IN ACCORDANCE WITH ITS TERMS. The description of the Proposed Sub-Advisory Agreement set forth herein is qualified by reference to Exhibit A, which consists of the Proposed Sub-Advisory Agreement.

  EVALUATION BY THE BOARD. Prior to and at a meeting of the Board of Directors of the Fund on September 9, 1996, the Directors of the Fund, including the Disinterested Directors, reviewed information regarding the Acquisition and the Proposed Sub-Advisory Agreement. The Board also discussed the Acquisition, its possible effects on the Portfolio, the Fund, and related matters.

  In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the Portfolio's Current Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the Sub-Adviser and the fees and expenses payable by the Portfolio, is substantially identical to the Current Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination. The Directors also considered possible benefits to the Sub-Adviser and Morgan Stanley that may result from the Acquisition, including the continued use by the Sub-Adviser, to the extent permitted by law, of Morgan Stanley & Co. and its affiliates for brokerage services and the possible retention of MSAM as a sub-adviser to certain Van Kampen American Capital investment companies (not including the Portfolio).

  The Board also considered the terms of the Merger Agreement and the possible effects of the Acquisition upon VKAC's and the Sub-Adviser's organization and upon the ability of the Sub-Adviser to provide advisory services to the Portfolio. The Board considered the skills and capabilities of the Sub-Adviser and the representations of Morgan Stanley that no material change was planned in the current management or facilities of the Sub-Adviser. In this regard, representatives of Morgan Stanley were available during the Board meeting by telephone to discuss the resources available to VKAC and the Sub-Adviser, after giving effect to the Acquisition, to secure for the Portfolio quality investment research, investment advice and other client services. The Board considered the financial resources of Morgan Stanley and Morgan Stanley's representation to the Board that it will provide sufficient capital to support the operations of the Sub-Adviser. The Board considered the reputation, expertise and resources of Morgan Stanley and its affiliates in domestic and international financial markets. The Board considered the continued employment of members of senior management of the Sub-Adviser and VKAC pursuant to employment and retention agreements and the incentives provided to such members and other key employees of the Sub-Adviser and VKAC, to be important to help to assure continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Portfolio.


  The Board also considered the effect on the Portfolio of the Sub-Adviser becoming an affiliated person of Morgan Stanley. Following the Acquisition, the 1940 Act will prohibit or impose certain conditions on the ability of the Portfolio to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Portfolio will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as a principal, and the Portfolio will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. is acting as an underwriter. In this connection, management of the Sub-Adviser represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Portfolio.


  The Board was advised that Section 15(f) of the 1940 Act is applicable to the Acquisition. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser) or any "interested person", as defined in the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

  Management of the Portfolio is aware of no circumstances arising from the Acquisition, preparatory transactions to the Acquisition or any potential financing that might result in the imposition of an "unfair burden" on the Portfolio. Moreover, Morgan Stanley has agreed in the Merger Agreement that, upon consummation of the Acquisition, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of
Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard the Merger Agreement provides that Morgan Stanley will use its reasonable best efforts to assure that (i) no "unfair" burden" will be imposed on the Portfolio as a result of the transactions contemplated by the Merger Agreement and (ii) except as provided in the Merger Agreement, that the investment advisory fees paid by the Portfolio will not be increased for a period of two years from the closing of the Acquisition and that, during such period, advisory fee waivers shall not be permitted to expire except in accordance with their terms. The Sub-Adviser may permit a voluntary fee waiver unilaterally adopted by it to expire at any time and no assurance can be given that voluntary waivers will not be permitted to expire during the two year period. During the two year period following the Acquisition, the Sub-Adviser does not intend to change its policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire. Following the Acquisition, to the extent permitted by applicable law, the Sub-Adviser anticipates that the Portfolio will continue to use Morgan Stanley & Co. and its affiliates for brokerage services.

  The second condition of Section 15(f), as applicable to the Portfolio, is that during the three-year period immediately following a transaction to which
Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the Sub-Adviser or predecessor sub-adviser. The current composition of the Board would be in compliance with such condition subsequent to the Acquisition.

  After consideration of the above factors, and such other factors and information that the Directors deemed relevant, the Directors, including the Disinterested Directors, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend its approval to the shareholders of the Portfolio.

  In the event that shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement with respect to the Portfolio and the Acquisition is consummated, the Board would seek to obtain for the Portfolio interim investment advisory services at the lesser of cost or the current fee rate either from the Sub-Adviser or from another advisory organization. Thereafter, the Board would either negotiate a new sub-advisory agreement with an advisory organization selected by the Board or make appropriate arrangements, in either event subject to approval of the shareholders of the Portfolio. In the event the Acquisition is not consummated, the Sub-Adviser would continue to serve as sub-advisor of the Portfolio pursuant to the terms of the Current Sub-Advisory Agreement.

  If approved by the shareholders of the Portfolio, the Proposed Sub-Advisory Agreement with respect to the Portfolio will become effective the later to occur of (a) obtaining shareholder approval or (b) the closing of the Acquisition. If approved, the Proposed Sub-Advisory Agreement will continue in effect for an initial period of seventeen months and for successive one year periods provided such continuance is approved at least annually in the same manner as described above with respect to the Current Sub-Advisory Agreement.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1

- ------------------------------------------------------------------------------

EXPENSES

- ------------------------------------------------------------------------------


  VKAC Holding will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.



  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone or personal interview by representatives of the Fund and regular employees of Western Reserve or its affiliate(s), or by First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $150,500.


- ------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
- ------------------------------------------------------------------------------

  As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 201 Highland Avenue, Largo, Florida 33770.

- ------------------------------------------------------------------------------
ANNUAL REPORT
- ------------------------------------------------------------------------------


  A copy of the Fund's Annual Report may be obtained without charge upon request by writing to the Fund at the address above first written or by calling the Fund at (800) 851-9777.


- ------------------------------------------------------------------------------
OTHER BUSINESS
- ------------------------------------------------------------------------------

  Management knows of no business to be presented to the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                    By Order of the Board of Directors,

                                    Thomas E. Pierpan, Assistant Secretary

Largo, Florida
September 19, 1996

                                                                     EXHIBIT A

- ------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENT FOR THE EMERGING GROWTH
PORTFOLIO OF THE WRL SERIES FUND, INC.
- ------------------------------------------------------------------------------

  This Agreement is entered into as of October   , 1996 or if later, the date
upon which the Sub-Advisory Agreement dated December 20, 1994 for the Emerging Growth Portfolio of the Fund terminates, between Western Reserve Life Assurance Co. of Ohio, an Ohio corporation (referred to herein as "WRL"), and Van Kampen American Capital Asset Management, Inc., a Delaware corporation (referred to herein as "VKAC"), to provide certain investment advisory services with respect to a certain series of shares of common stock of the WRL Series Fund, Inc., allocated to the Emerging Growth Portfolio (the "Portfolio").

  WHEREAS, WRL has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated November 19, 1992, with WRL Series Fund, Inc. (the "Fund"), a Maryland corporation, under which WRL has agreed, among other things, to act as investment adviser to the Portfolio; and

  WHEREAS, the Advisory Agreement provides that WRL may engage VKAC to furnish investment information and advice to assist WRL in carrying out its responsibilities under the Advisory Agreement as investment adviser to the Portfolio; and

  WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by VKAC to WRL with respect to the Portfolio and the terms and conditions under which such services will be rendered.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

  1. Services of VKAC. VKAC shall act as investment counsel to WRL with respect to the Portfolio. In this capacity, VKAC shall have the following responsibilities:

        (a) to furnish continuous investment information, advice and recommendations to WRL as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

        (b) to cause its officers to attend meetings of WRL or the Fund and furnish oral or written reports, as WRL may reasonably require, in order to keep WRL and its officers and the Directors of the Fund and appropriate officers of the Fund fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of VKAC, and the investment considerations which have given rise to those recommendations;

        (c) to furnish such statistical and analytical information and reports as may reasonably be required by WRL from time to time;

        (d) to supervise and place orders for the purchase, sale, exchange and conversions of securities as directed by the appropriate officers of the Fund or of WRL; and

        (e) to monitor and comply with the investment restrictions set forth in
    (i) the Investment Company Act of 1940, as amended (the "1940 Act"); (ii) Subchapter M Section 851(a) of the Internal Revenue Code ("Code"); and (iii)
    Section 817(d) of the Code, and, to furnish such compliance reports as requested from time to time by WRL.

  2. Obligations of WRL. WRL shall have the following obligations under this
Agreement:

        (a) to keep VKAC continuously and fully informed as to the composition of the Portfolio's investment securities and the nature of the Portfolio's assets and liabilities;

        (b) to keep VKAC continually and fully advised of the Portfolio's investment objectives, and any modifications and changes thereto, as well as any specific investment restrictions or limitations by sending VKAC copies of each registration statement;

        (c) to furnish VKAC with a certified copy of any financial statement or report prepared for the Fund with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to shareholders or to any governmental body or securities exchange and to inform VKAC of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by VKAC pursuant to this agreement;

        (d) to furnish VKAC with any further materials or information which VKAC may reasonably request to enable it to perform its functions under this Agreement; and

        (e) to compensate VKAC for its services under this Agreement by the payment of fees equal to (i) 50% of the fees received by WRL for services rendered under the Investment Advisory Agreement by WRL to the Portfolio during the term of this Agreement, less (ii) 50% of the amount paid by WRL on behalf of the Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by WRL to the Portfolio. In the event that this Agreement shall be effective for only part of a period to which any such fee received by WRL is attributable, then an appropriate pro-ration of the fee that would have been payable hereunder if this Agreement had remained in effect until the end of such period shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect. The fees payable to VKAC hereunder shall be payable upon receipt by WRL from the Portfolio of advisory fees payable to WRL.

  3. Treatment of Investment Advice. WRL shall treat the investment information, advice and recommendations of VKAC as being advisory only, and shall determine the extent to which such advice and recommendations relating to the Portfolio shall be passed on to the Fund or incorporated in investment advice by WRL relating to the Portfolio. WRL may direct VKAC to furnish its investment information, advice and recommendations directly to officers or Directors of the Fund.

  4. Best Efforts. It is understood and agreed that in furnishing the investment advice and other services as herein provided, VKAC shall use its best professional judgment to recommend actions which will provide favorable results for the Portfolio. VKAC shall not be liable to the Portfolio or to any shareholder of the Portfolio to any greater degree than WRL.

  5. Compliance With Laws. VKAC represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, VKAC will act in conformity with the Fund's Articles of Incorporation, Bylaws, and current registration statement applicable to the Portfolio and with the instructions and direction of WRL and the Fund's Directors, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.


  6. Termination. This Agreement shall terminate automatically upon the termination of the Advisory Agreement. This Agreement may be terminated at any time, without penalty, by WRL or by the Fund by giving 60 days' written notice of such termination to VKAC at its principal place of business, provided that such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio. This Agreement may be terminated at any time by VKAC by giving 60 days' written notice of such termination to the Fund and WRL at their respective principal places of business.


  7. Assignment. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

  8. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending April 22, 1998 and shall continue in effect from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as the term is defined in

Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

  9. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

  10. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:                          VAN KAMPEN AMERICAN
                                 CAPITAL ASSET
                                 MANAGEMENT, INC.

_____________________________    By:_____________________________
Secretary                        Title: Vice President

ATTEST:                          WESTERN RESERVE LIFE
                                 ASSURANCE CO. OF OHIO

_____________________________    By:_____________________________
Assistant Secretary              Title: Chairman of the Board,
                                        Chief Executive Officer
                                        and President

                                                                       EXHIBIT B

  The following table indicates the size of each investment company having an investment objective similar to that of the Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.


                                                           ANNUAL
                                                         MANAGEMENT
                                             NET           FEE AS
                                            ASSETS       PERCENT OF
                                              ON          AVERAGE
                                          AUGUST 12,        NET
                  NAME                       1996          ASSETS
- ----------------------------------------   --------      ----------
                                           (IN MILLIONS)
Van Kampen American Capital Emerging
  Growth Fund...........................   $2,261.0          (1)
Common Sense Trust
  Common Sense Emerging Growth Fund.....       72.5          (2)
WNL Series Trust
  Van Kampen American Capital Emerging
  Growth Portfolio......................        1.1          (3)
Van Kampen American Capital Life
  Investment Trust
  Emerging Growth Portfolio.............        5.3          (4)


- ---------------

(1) 0.575% on the first $350 million; 0.525% on the next $350 million; 0.475% on the next $350 million; and 0.425% on the excess over $1.05 billion.

(2) 0.65% on the first $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on the excess over $4 billion.

(3) 0.50% on the Fund's average net assets.


(4) 0.70% of the Fund's average daily net assets.

                            VOTING INSTRUCTION FORM

                             WRL SERIES FUND, INC.
                           EMERGING GROWTH PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                OCTOBER 29, 1996


     I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on October 29, 1996, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

      (1) To approve the Proposed Sub-Advisory Agreement between the Sub-Adviser and Western Reserve;

           Emerging Growth Portfolio   ___ For   ___ Against   ___ Abstain

      (2) In the discretion of Western Reserve transact such other business as may properly come before the Meeting or any adjournment thereof.


    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS.

                         PLEASE SIGN AND DATE THIS FORM
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated September 19, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

     This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.



         ----------------------------------------     -------------------
         Policyowner or Contract Holder Signature     Date


PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                            VOTING INSTRUCTION FORM

                             WRL SERIES FUND, INC.
                           EMERGING GROWTH PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                OCTOBER 29, 1996

Account No.: Pooled Account No. 27       Cash Value     Proxy Votes
- ----------------------------------       ----------     -----------

                                         $

     I hereby instruct AUSA Life Insurance Company ("AUSA Life") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on October 29, 1996, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

      (1) To approve the Proposed Sub-Advisory Agreement between the Sub-Adviser and Western Reserve Life Assurance Co. of Ohio;

           Emerging Growth Portfolio   ___ For   ___ Against   ___ Abstain

      (2) In the discretion of AUSA Life transact such other business as may properly come before the Meeting or any adjournment thereof.


    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS.

                         PLEASE SIGN AND DATE THIS FORM
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated September 19, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

     This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.



        ----------------------------------------    -------------------
        Policyowner or Contract Holder Signature    Date


PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                               INDEX TO EXHIBITS

EX-20   Letter to Shareholder